UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2026

NovaBay Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33678	68-0454536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Powell Street, Suite 1150, Emeryville, CA 94608
(Address of principal executive offices and zip code)

(510) 899-8800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NBY	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)	Independent Registered Public Accounting Firm Declining to Stand for Re-appointment

On January 22, 2026, WithumSmith+Brown, PC (“Withum”) notified NovaBay Pharmaceuticals, Inc. (the “Company”) that they were declining to stand for re-appointment as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Withum had served as the Company’s independent registered public accounting firm since 2010. Withum’s audit report on the Company’s consolidated financial statements for the fiscal years ended December 31, 2024 and 2023 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except for an explanatory paragraph in its report regarding that the Company was seeking approval from its stockholders to dissolve and distribute all remaining assets to stockholders.

During the two most recent fiscal years ended December 31, 2024 and 2023, and the subsequent interim period through the date of this Current Report on Form 8-K: there were (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between the Company and Withum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Withum’s satisfaction, would have caused Withum to make reference to the subject matter of the disagreements in connection with its report on the Company’s consolidated financial statements for such years, and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K, and the Company has authorized Withum to respond fully to the inquiries of the successor independent registered public accounting firm on all matters.

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided Withum with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that Withum furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Withum agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. A copy of Withum’s letter dated January 27, 2026, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

The Company is in the process of identifying and engaging a new independent registered public accounting firm and will disclose the engagement of a new auditor once finalized.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter from WithumSmith+Brown, PC to the Securities and Exchange Commission dated January 27, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: January 28, 2026	NovaBay Pharmaceuticals, Inc.

	By:	/s/ Tommy Law
		Name:	Tommy Law
		Title:	Chief Financial Officer